Investor Presentation 1 June 2025 | Nasdaq: SVC

Warning Concerning Forward-Looking Statements, Disclaimers and Non-GAAP Financial Measures The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of SVC, is prohibited. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: SVC’s ability to generate consistent cash flows and embedded growth, SVC’s ability to rebalance its hotel portfolio towards full-service urban and leisure-oriented properties, SVC’s ability to reduce leverage and capital expenditures through its planned sales of hotels, SVC’s expected use of proceeds from asset sales, SVC’s ability to acquire single-tenant freestanding properties that are either service oriented, non-discretionary or e-commerce resistant, SVC’s capital expenditures, renovation and redevelopment initiatives, disciplined acquisition strategy, repositioning strategy and key priorities, and valuation of SVC shares. Forward-looking statements reflect SVC’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause SVC’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause SVC’s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: the ability of Sonesta Holdco Corporation and its subsidiaries, or Sonesta, to successfully operate the hotels it manages for SVC; SVC’s ability and the ability of SVC’s managers and tenants to operate under unfavorable market and commercial real estate industry conditions due to, among other things, uncertainties surrounding interest rates and inflation, supply chain disruptions, emerging technologies, volatility in the public equity and debt markets, effect of or changes to tariffs or trading policies, pandemics, geopolitical instability and tensions, economic downturns or a possible recession, labor market conditions or changes in real estate utilization; the impact of changes in U.S. and foreign government administrative policies, including the imposition of or increases in tariffs and changes to existing trade agreements, on macroeconomic conditions, supply chains and the cost of products SVC’s operators use, and on the results of operations of SVC’s operators and SVC; SVC’s ability to sell properties at prices it targets, and the timing of such sales; SVC’s ability to repay or refinance its debts as they mature or otherwise become due; SVC’s ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility and the variable funding note, or VFN; SVC’s ability to pay interest on and principal of its debt; whether and the extent to which SVC’s managers and tenants will pay the contractual amounts of returns, rents or other obligations due to SVC; competition within the commercial real estate, hotel, transportation and travel center and other industries in which SVC’s managers and tenants operate, particularly in those markets in which SVC’s properties are located; SVC’s ability to make cost-effective improvements to SVC's properties that enhance their appeal to hotel guests and net lease tenants; SVC's ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions; SVC's ability to acquire properties that realize its targeted returns; SVC’s ability to identify properties that it wants to acquire or to negotiate acceptable purchase prices, acquisition financing terms, management agreements or lease terms for new properties, or ability to complete acquisitions; SVC's ability to raise or appropriately balance the use of debt or equity capital; potential defaults under SVC’s management agreements and leases by its managers and tenants; SVC’s ability to increase hotel room rates and rents at its net leased properties as SVC’s leases expire in excess of its operating expenses and to grow its business; SVC’s ability to increase and maintain hotel room and net lease property occupancy at its properties; SVC’s ability to engage and retain qualified managers and tenants for its hotels and net lease properties on satisfactory terms; SVC’s ability to diversify its sources of rents and returns that improve the security of its cash flows; SVC’s credit ratings; the ability of SVC’s manager, RMR, to successfully manage SVC; actual and potential conflicts of interest with SVC’s related parties, including its Managing Trustees, Sonesta, RMR and others affiliated with them; SVC’s ability to realize benefits from the scale, geographic diversity, strategic locations and variety of service levels of its hotels; limitations imposed by and SVC’s ability to satisfy complex rules to maintain its qualification for taxation as a real estate investment trust, or REIT, for U.S. federal income tax purposes; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other man-made or natural disasters beyond its control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in SVC’s periodic filings. The information contained in SVC’s filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in SVC’s periodic reports, or incorporated therein, identifies important factors that could cause differences from SVC’s forward-looking statements in this presentation. SVC’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon SVC’s forward-looking statements. Except as required by law, SVC does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that SVC obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on SVC’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. SVC believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although SVC is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, all data presented are as of or for the three months ended March 31, 2025. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including FFO, Normalized FFO, CAD, EBITDA, Hotel EBITDA, Adjusted Hotel EBITDA, EBITDAre and Adjusted EBITDAre. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in the appendix hereto. 2

Investment Highlights Diversified net lease necessity-based retail and hotel portfolio with national scale creates resilience through market cycles. Capex investment in hotel portfolio to improve asset quality, market share and operating performance. Strong financial position with no near-term debt maturities and ample liquidity for portfolio optimization initiatives. 1 2 3 5 4 Retail assets with quality tenants position SVC to generate consistent cash flows with embedded growth. Hotel repositioning strategy to focus on full-service hotels and high performing focused service hotels in key markets. 33

Hotel Portfolio Service-Focused Retail Net Lease Portfolio SVC: At a Glance SVC is a publicly traded REIT primarily invested in two asset categories, hotels and service-focused retail net lease properties, significantly diversifying its cash flows. 202 Properties 739 Properties Total Company 4 941 Properties 46 States, Washington, D.C., Puerto Rico & Canada 22 Industries 145 Brands 179 Tenants / Operators $1.9B Total Revenues LTM 35,359 Keys 13.2M Rentable Square Feet $1.5B Revenues LTM $380.6M Annualized Minimum Rent

Strategic Priorities Strategic Priorities & Recent Highlights 5 Hotel Portfolio Net Lease Portfolio Lodging 46% Net Lease 54% Gross Investment SVC shares are expected to re-rate on a more attractive triple net lease valuation basis, given a continual shift to a predominantly net lease portfolio. Recent Highlights • Execute disposition of up to 123 hotels in 2025, generating proceeds of up to $1.1B and utilizing proceeds to reduce debt. • Rebalance hotel portfolio to include a shift towards full- service urban and leisure-oriented properties. • Invest in the renovation and redevelopment of hotels with the highest opportunities for upside. • Grew comparable Hotel RevPAR 2.6% year over year in Q1 2025, or 3.7% excluding eight renovation hotels. • Sold five hotels YTD (May) with a total of 612 keys and entered into agreements to sell three hotels with a combined 394 keys for a total sales price of $22.6 million. • Invested $45.8 million of Capex in hotel portfolio during Q1 2025. • Selectively acquire properties that enhance portfolio diversification and increase weighted average lease term at attractive cap rates. • Focus growth on non-discretionary retail businesses that exhibit consistent performance despite macro economic conditions. • Increase SVC’s mix of triple net lease properties by investment over time. • Continued to provide steady cash flow amid macroeconomic uncertainty during Q1 2025. • Sold six net lease properties for a combined sales price of $12.6 million YTD (May). • Ended Q1 nearly 98% leased with a portfolio weighted average lease term of almost eight years. • Since April 1st, acquired or entered agreements to acquire 14 net lease properties for a total of $43.6 million. Lodging 29% Net Lease 71% Adjusted EBITDA SVC Portfolio: Pro Forma for Hotel Dispositions (1) 1. As of and for the twelve months ended March 31, 2025.

Hotel Portfolio 66

Hotel Portfolio: At a Glance 1. Based on hotel percentage of investments. 2. Based on number of keys. 3. Based on LTM room revenue. 59% 26% 15% Full Service Extended Stay Select Service 47% 37% 16% Upscale Upper Midscale/Midscale Upper Upscale Chain Scale(2) 47% 26% 18% 8% 1% Suburban Urban Airport Resort Other Location(2) Portfolio Statistics 72% 20% 7% 1% Transient Group Contract Other Customer Mix(3) Portfolio Segmentation Highlights Geographic Diversification Top MSAs(1) 2.6% 3.1% 3.8% 4.0% 4.4% 5.1% 6.4% 6.5% 7.8% 19.1% New Jersey Washington Arizona Louisiana Massachusetts Texas Georgia Illinois Florida California Pho enix SVC owns more than one hotel in this state Puerto Rico: 1 hotel Canada: 2 hotels 7 202 35,359 Properties Number of Keys 175 CA, FL, IL Average Keys Per Hotel Top States by LTM Revenue $6.3B $179K Investment Investment Per Key Service Level(1)

50.8% 57.0% 63.5% 66.4% 69.0% 71.5% 69.4% 67.0% 66.2% 69.2% 61.1% 53.2% 51.4% 58.1% 64.2% 65.2% $140 $142 $146 $143 $145 $149 $146 $140 $143 $148 $134 $132 $142 $146 $146 $144 $71 $81 $93 $95 $100 $106 $101 $94 $95 $103 $82 $70 $73 $85 $93 $94 $0 $50 $100 $150 $200 $250 0% 10% 20% 30% 40% 50% 60% 70% 80% Jan '24 Feb '24 Mar '24 Apr '24 May '24 Jun '24 Jul '24 Aug '24 Sep '24 Oct' 24 Nov '24 Dec '24 Jan '25 Feb '25 Mar '25 Apr '25 Occupancy ADR RevPAR Hotel Portfolio: Comparable Property Operating Metrics(1) Monthly Hotel EBITDA ($ in millions) $0.4 $8.6 $23.4 $22.5 $28.8 $31.8 $23.3 $17.0 $20.9 $27.8 $8.0 $2.1 ($3.8) $8.2 $20.2 $17.5 ($10) ($5) $0 $5 $10 $15 $20 $25 $30 $35 Jan '24 Feb '24 Mar '24 Apr '24 May '24 Jun '24 Jul '24 Aug '24 Sep '24 Oct '24 Nov '24 Dec '24 Jan '25 Feb '25 Mar '25 Apr '25 1. For SVC’s 201 comparable hotels. 2. See Appendix for a reconciliation of non-GAAP financial metrics to the closest GAAP metric. Monthly Operating Metrics 8

Hotel Portfolio: 2025 Repositioning Strategy

123	16,426	~$1.1 Billion	~18x
Total Hotels Sold or Marketed for Sale	Total Rooms Sold or Marketed for Sale	Estimated Proceeds	Implied Adjusted EBITDA Multiple

Repositioning Thesis

- Rebalancing hotel portfolio to include a shift towards full-service urban and leisure-oriented properties with embedded upside in strong, growing markets.
- Focus hotel retention on 83 higher quality hotels that generated 70% of 2024 portfolio EBITDA.
- Delever the balance sheet and focus capital allocation on the highest ROI opportunities.

Recent Hotel Disposition Progress

- In Q1 2025, sold four hotels (part of 22-portfolio set launched for disposition in early 2024) with 514 keys for $19.6 million.
- Since Q1 2025, sold one hotel for $3.9 million and are under agreement to sell the remaining three hotels under 22-portfolio set, comprising a combined 394 keys for $22.6 million.
- Awarded the sale of 114 Sonesta hotels to four buyers; anticipate sales to close in phases in Q3/Q4 2025.
  - Signed purchase and sale agreement for hotels representing $142.5 million in proceeds

9

Recent Performance of Retained & Exit Hotels 10 Three Months Ended LTM as of Hotels Keys June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 March 31, 2025 Total Retained Hotels 83 19,447 Occupancy 68.2% 66.4% 60.3% 56.4% 62.8% ADR $176.01 $171.51 $167.07 $174.76 $172.37 RevPar $120.00 $113.96 $100.68 $98.59 $108.33 Hotel Operating Revenues $283.5M $264.9M $249.2M $234.3M $1,031.8M Hotel EBITDA $59.0M $41.9M $26.9M $18.1M $145.9M Hotel EBITDA Margin 20.8% 15.8% 10.8% 7.7% 14.1% Total Exit Hotels 119 15,912 Occupancy 69.7% 68.7% 62.0% 59.4% 65.0% ADR $109.69 $108.99 $105.56 $109.54 $108.48 RevPar $76.42 $74.90 $65.46 $65.07 $70.48 Hotel Operating Revenues $117.1M $115.9M $104.7M $99.7M $437.4M Hotel EBITDA $23.8M $19.0M $10.9M $6.3M $60.0M Hotel EBITDA Margin 20.4% 16.4% 10.4% 6.3% 13.7% Total SVC Hotels 202 35,359 Occupancy 68.9% 67.5% 61.0% 57.8% 63.8% ADR $145.84 $142.89 $138.98 $144.61 $143.12 RevPar $100.41 $96.40 $84.85 $83.52 $91.31 Hotel Operating Revenues $400.6M $380.8M $353.9M $334.0M $1,469.2M Hotel EBITDA $82.8M $60.9M $37.8M $24.4M $205.9M Hotel EBITDA Margin 20.7% 16.0% 10.7% 7.3% 14.0% Number of Lihue, HI Cambridge, MA San Juan, PR Redondo Beach, CA

Hotel Portfolio: Sonesta at a Glance • 8th largest hotel company in the U.S. according to Smith Travel Research. • More than 1,100 hotels totaling over 95,000 rooms across 13 brands. • Approximately 1,000 franchised hotels. • SVC owns 34% of Sonesta. • SVC’s equity investment in Sonesta has a carrying value of $112 million. • Unique owner / operator alignment. Sonesta Portfolio Highlights Source: Sonesta International Hotels, Inc. Sonesta Brands 11

Retained Hotel Renovation and Redevelopment Initiatives

2024

Completions (27)

Hyatt Place
- Hendersonville, TN
- Dallas Galleria, TX
- El Paso, TX
- San Antonio, TX
- Charlotte, NC
- Sterling, VA
- Orlando, FL
- Chantilly, VA
- Tempe, AZ
- College Park, GA
- Cumberland, GA
- Columbus, OH
- Colorado Springs, CO
- Overland Park, KS
- Indianapolis, IN
- Mt. Laurel, NJ
- Utica, MI

Sonesta Simply Suites
- Jersey City, NJ
- Miami Airport, FL

Sonesta Hotels & Resorts
- Hilton Head, SC (Phase 1)
- White Plains, NY
- Miami Airport, FL

Sonesta ES Suites
- Sorrento Mesa, CA
- Torrance, CA
- Orlando I-Drive, FL

Radisson
- Salt Lake City, UT

Royal Sonesta
- Kauai, HI (Public Space)

2025

Targeted Completions (6)

Sonesta Simply Suites
- Las Vegas, NV
- Burlington, MA

Sonesta Hotels & Resorts
- Hilton Head, SC (Phase 2)
- Atlanta Airport, GA (Phase 1)
- Los Angeles, CA

Sonesta ES Suites
- Toronto, Canada

Completions YTD (2)

Sonesta Hotels & Resorts
- Los Angeles Airport, CA

Sonesta ES Suites
- Anaheim, CA

Expect full year 2025 portfolio wide capital expenditures of $250M, including ~$120M of maintenance capital.

2026

Targeted Completions (5)

Royal Sonesta
- New Orleans, LA
- Cambridge, MA
- Miami Nautilus, FL *(Redevelopment)*
- Washington, D.C. (DuPont) *(Redevelopment)*

Sonesta ES Suites
- Orlando Lake Buena Vista, FL

Expect full year 2026 capital expenditures to decrease year over year and continue to trend lower in 2027 as renovation and maintenance capital spend normalizes.

12

13 • Completion: Jan. 2025 • Total Project Cost: $90.0M • Comprehensive renovations to interior and exterior spaces, including public areas and guestrooms, to provide an elevated, spacious, and self- sufficient stay experience. Hotel Renovations: Recent Completions Hyatt Place Portfolio (17 Hotels) • Completion: Oct. 2024 • Total Project Cost: $26.4M • Guestroom renovation and transformation of public space and meeting space expansion. • Upgraded food and beverage (F&B) options. • New Sonesta Work Suite Sonesta Hotels & Resorts White Plains, NY Sonesta Hotels & Resorts Miami Airport • Completion: Nov. 2024 • Total Project Cost: $20.5M • Guestroom renovation and expansion of meeting space. • New F&B options. • State of the art fitness center. • New rooftop pool cabanas. Sonesta ES Suites Torrance, CA • Completion: Dec. 2024 • Total Project Cost: $8.0M • Refreshed public areas and guestrooms with updated furnishings. • Enhanced lobby, F&B outlets and meeting space.

Hotel Renovation Recent Completion: Sonesta Hotels & Resorts Los Angeles Airport 14 $40.6 million full renovation with redesigned guestrooms and upgraded F&B options completed in March 2025.

Hotel Renovation Case Study: Radisson Hotel, Salt Lake City, UT 15 $12 million renovation completed in August 2024. Renovation Scope • Completed upgrades to 381 guestrooms. • Revitalized lobby, enhanced outlets and upgraded meeting space with modern technology. • New Executive Club lounge and coffee shop. Operating Metrics • Post-renovation strategy is to drive group business while relying less on contract base. • 2024 vs. 2022: – Transient RevPAR grew 37.0% surpassing the competitive set’s gain of 13.0%. – Group RevPAR growth of 22.3% outperformed the competitive set’s growth of 21.7%.

Net Lease Portfolio 16

Net Lease Portfolio: Built with Properties in E-Commerce Resistant, Necessity Based Industries 739 $381M Properties Annualized Minimum Rent 13.2M 7.8 years Rentable Square Feet Weighted Average Lease Term 97.8% 2.07x Occupancy Rent Coverage % of Annual Minimum Rent<1% >9.0% Diverse Geographical Footprint(1) 17 Net Lease Portfolio Statistics 21 Industries | 136 Brands 1. By annualized minimum rent.

• Represents 68% of SVC’s net lease minimum rents. • 175 travel centers operate under two brands. • Difficult to replicate real estate located near exits along the U.S. Interstate Highway System. • Five master leases that run through 2033 and include 50 years of extension options. • Rents are guaranteed by investment-grade rated BP Corporation North America Inc. • Pure triple net leases; SVC has no capital expenditure requirements. Net Lease Portfolio Ashland, OH 18 Bixby, OK Seymour, INTravelCenters of America (TA) Portfolio Retail Net Lease Portfolio • Represents 32% of SVC’s net lease minimum rents. • Necessity based retail assets with strong rent coverage, low capex requirements. • Strong minimum rent coverage at 3.6x. Resilient net lease portfolio largely provides non-discretionary goods and services to consumers.

82% 12% 4%2% Fixed/Scheduled CPI Flat Percentage Rent Net Lease Portfolio: Reliable Income Stream and Low Capex Requirements 1. By annualized minimum rent. Well-Laddered Lease Expirations (1) ~96% of Leases Have Contractual Increases or Percentage Rent Lease Structures $381M 2.1% 3.0% 3.4% 2.7% 2.8% 1.5% 1.3% 0.8% 82.4% 2025 2026 2027 2028 2029 2030 2031 2032 2033 and thereafter Only 17.6% of the net lease portfolio expires before 2033 19

Net Lease Portfolio: Diversified Tenants & Industries Mitigate Risk Top Ten Tenants by BrandTenants by Industry (1) Travel Centers, 68.9% Restaurants - Quick Service, 5.1% Restaurants - Casual Dining, 3.2% Health and Fitness, 3.0% Home Goods and Leisure, 2.8% Grocery Stores, 2.4% Movie Theaters, 2.2% Medical, Dental Office, 2.2% Automotive Equipment and Services, 2.0% Automotive Dealers, 1.3% Other, 6.9% 1. By annualized minimum rent. 20 Brand % of Annualized Minimum Rent Rent Coverage TravelCenters of America / Petro Stopping Centers 68.1% 1.34x The Great Escape 2.0% 4.75x Life Time Fitness 1.5% 2.84x Buehler's Fresh Foods 1.5% 2.54x Heartland Dental 1.3% 4.81x Norms 1.0% 3.36x Express Oil Change 1.0% 5.88x Flying J Travel Plaza 0.9% 3.28x America’s Auto Auction 0.8% 7.16x Fleet Farm 0.7% 2.41x Various 21.2% 3.41x 100% 2.07x

Net Lease Portfolio: Disciplined Acquisition Strategy 21 Acquisition Criteria: Focused on single-tenant freestanding properties that are either service oriented, non-discretionary or e-commerce resistant. Brokered Opportunities Off-Market Opportunities Sale-Leasebacks with New & Existing Tenants Target Industries Objective: Acquire assets that enhance the tenant and geographic diversity of the portfolio, increase weighted average lease term and capitalize on accretive opportunities in pipeline. Quick Service and Casual Dining Restaurants Grocery Stores Health and Fitness Car Wash Auto Equipment and Services Medical/Dental Home Improvement Dollar Stores

Financial Information 22

Secured Fixed Rate Debt 25% Secured Floating Rate Debt 1% Unsecured Fixed Rate Debt 63% Shareholders' Equity 11% Balance Sheet Overview $1 $800 $850 $400 $1,125 $400 $500 $95 $2 $2 $601 $1,000 $0 $200 $400 $600 $800 $1,000 $1,200 2025 2026 2027 2028 2029 2030 2031 2032 $ (M ill io n s) Unsecured Fixed Rate Debt Secured Floating Rate Debt Secured Fixed Rate Debt Net Debt / Total Gross Assets(3) 55.6% Net Debt / Gross Book Value of Real Estate Assets and Cash(3) 58.9% LTM Adjusted EBITDAre / LTM Interest Expense 1.5x Net Debt / LTM Adjusted EBITDAre 9.9x • $7.0 billion of unencumbered assets (gross book value). • Unsecured fixed rate senior notes: $4.1 billion with a weighted average interest rate of 5.93%. • Secured fixed rate senior notes: $1 billion at 8.625%. • Secured fixed rate net lease mortgage notes: $606 million with a weighted average interest rate of 5.60%. • $650 million revolving credit facility (maturity date of June 2027). – $50 million outstanding as of March 2025. • $45 million fully-drawn VFN at SOFR +175 bps. • No derivatives, off-balance sheet liabilities, or material adverse change clauses or ratings triggers. 1. As of March 31, 2025, SVC had $50 million outstanding under its $650 million revolving credit facility and $45 million outstanding under its VFN. 2. SVC's net lease mortgage notes due 2028 are partially amortizing and require balloon payments at maturity in 2028. These notes are prepayable without penalty 24 months prior to the stated maturity date. 3. Total gross assets and gross book value of real estate assets includes assets of properties held for sale. (2)(1) Book Capitalization Balance Sheet Profile Debt Maturities Leverage/Coverage Ratios 23

Financing Strategy 24 • SVC plans to reduce leverage and capital expenditures through hotel sales program in 2025. • Sold and marketing for sale 123 hotels (16,426 keys) in 2025 for estimated sales proceeds of approximately $1.1 billion. • Proceeds from asset sales are expected to address all 2026 maturities. • Prefer unsecured corporate debt but have demonstrated ability to issue different forms of secured debt if on more favorable terms. • SVC has $7.0 billion of unencumbered assets to support refinancing activity if needed. New Orleans, LAKey Priorities

Appendix 25

Approximately $40 Billion in AUM RMR Platform Approximately 1,900 Properties More than 35 Offices Nationwide National Multi-Sector Investment Platform Industrial Residential Senior Living Medical Office Life Science Hotels Retail Office Over 900 Real Estate Professionals Institutional Infrastructure & Vertically Integrated Platform Accounting Asset Management Development Finance Human Resources Information Technology Investor Relations Legal Marketing Portfolio Management Project Management Property Management Tax Transactions Managed by The RMR Group (Nasdaq: RMR), an Alternative Asset Manager 26

Fees that SVC Pays to RMR are Primarily Performance Based which Aligns Interests with Shareholders RMR base management fee tied to SVC’s share price performance. • Consists of an annual fee equal to generally 50 bps multiplied by the lower of: (1) SVC’s historical cost of real estate, or (2) SVC’s total market capitalization. • There is no incentive for RMR to complete any transaction that could reduce share price. RMR incentive fees contingent on total shareholder return outperformance. • Incentive management fee: 12% of the outperformance of SVC’s total return per share compared to the MSCI U.S. REIT/Hotel & Resort Index over a three year period multiplied by equity market capitalization. • Outperformance must be positive to be earned. • Shareholders keep 100% of benchmark returns and at least 88% of returns in excess of the benchmark. Other fees. • Property management fee: consists of an annual fee based on 3.0% of rents collected at SVC’s managed retail net lease properties. Alignment of Interests If SVC’s share price goes up and its total market cap exceeds its historical cost of real estate, RMR base management fee is capped at 50 bps of SVC’s historical cost of real estate. If SVC’s stock price goes down and its historical cost of real estate exceeds its total market cap, RMR gets less base management fees (50 bps on equity market cap plus debt). Incentive fee structure keeps RMR focused on increasing total shareholder return. Members of RMR senior management are holders of SVC common shares, some subject to long term lock up agreements. SVC shareholders have visibility into RMR, a publicly traded company. SVC benefits from RMR’s national footprint and economies of scale from a platform with approximately $40 billion in AUM. 27

Calculation of FFO, Normalized FFO and CAD See accompanying notes on page 31. 28 (5) (4) (3)

Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 29See accompanying notes on page 31. (4) (5) (3)

Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA – All Hotels* 30* Results of all hotels as owned during the periods presented, including the results of hotels sold by SVC for the periods owned by SVC. See accompanying notes on page 31. (3) (1) (3) (2) (6)

Notes to Calculations of FFO, Normalized FFO, CAD, EBITDA, EBITDAre, Adjusted EBITDAre, Hotel EBITDA and Adjusted Hotel EBITDA 1. As of March 31, 2025, SVC owned 202 hotels. SVC's condensed consolidated statements of income (loss) include hotel operating revenues and expenses of its managed hotels. 2. When managers of SVC's hotels are required to fund the shortfalls of owner's priority return under the terms of the management agreements or their guarantees, SVC reflects such fundings in its condensed consolidated statements of income (loss) as a reduction of hotel operating expenses. When these shortfalls are replenished by cash flows from the applicable hotel operations in excess of the owner's priority return due, SVC reflects such replenishment in its condensed consolidated statements of income (loss) as an increase to hotel operating expenses. The net decrease to hotel operating expenses was $3,412 and $522 for the three months ended March 31, 2025 and 2024, respectively. 3. Transaction related costs for the three months ended March 31, 2025 of $111 primarily consist of costs related to the renovation of certain hotels, partially offset by the recovery of a working capital reserve related to SVC’s former agreement with Marriott International, Inc. previously deemed uncollectable and expensed in 2021. 4. SVC recorded a net loss on asset impairment for the three months ended March 31, 2025 of $37,067 to reduce the carrying value of 16 hotels to their estimated fair value less costs to sell. SVC recorded a net loss on asset impairment for the three months ended March 31, 2024 of $2,451 to reduce the carrying value of five net lease properties to their estimated fair value less costs to sell. 5. SVC recorded a net gain on sale of real estate for the three months ended March 31, 2025 of $746 in connection with the sales of four hotels and three net lease properties. SVC recorded a net loss on sale of real estate for the three months ended March 31, 2024 of $2,963 in connection with the sales of one hotel and three net lease properties. 6. SVC is amortizing a liability it recorded for the fair value of its initial investment in Sonesta as a reduction to hotel operating expenses in the condensed consolidated statements of income (loss). SVC reduced hotel operating expenses by $621 for each of the three months ended March 31, 2025 and 2024, related to this liability. 31

Non-GAAP Financial Measures and Certain Definitions 32 Non-GAAP Financial Measures SVC presents certain “non-GAAP financial measures” within the meaning of the applicable SEC rules, including FFO, Normalized FFO, CAD, EBITDA, Hotel EBITDA, Adjusted Hotel EBITDA, EBITDAre and Adjusted EBITDAre. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of SVC's operating performance or as measures of its liquidity. These measures should be considered in conjunction with net income (loss) as presented in SVC’s condensed consolidated statements of income (loss). SVC considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). SVC believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of its operating performance between periods and with other REITs and, in the case of Hotel EBITDA and Adjusted Hotel EBITDA, reflecting only those income and expense items that are generated and incurred at the hotel level may help both investors and management to understand the operations of its hotels. FFO and Normalized FFO: SVC calculates funds from operations, or FFO, and normalized funds from operations, or Normalized FFO, as shown on page 28. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of real estate and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, as well as adjustments to reflect SVC's share of FFO attributable to an investee and certain other adjustments currently not applicable to SVC. In calculating Normalized FFO, SVC adjusts for the items shown on page 28. FFO and Normalized FFO are among the factors considered by SVC's Board of Trustees when determining the amount of distributions to SVC's shareholders. Other factors include, but are not limited to, requirements to satisfy SVC’s REIT distribution requirements, limitations in its debt agreements, the availability to SVC of debt and equity capital, SVC's distribution rate as a percentage of the trading price of its common shares, or dividend yield, and SVC’s dividend yield compared to the dividend yields of other REITs, SVC's expectation of its future capital requirements and operating performance and its expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than SVC does. Cash Available for Distribution: SVC calculates cash available for distribution, or CAD, as shown on page 28. SVC defines CAD as Normalized FFO minus SVC’s proportionate share of Normalized FFO from its equity method investment, plus operating cash flow distributions from its equity method investment, if any, less real estate related capital expenditures and adjusted for other non-cash and nonrecurring items. CAD is among the factors considered by SVC's Board of Trustees when determining the amount of distributions to SVC's shareholders. Other real estate companies and REITs may calculate CAD differently than SVC does. EBITDA, EBITDAre and Adjusted EBITDAre: SVC calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 29. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect SVC's share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, SVC adjusts for the items shown on page 29. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than SVC does. Hotel EBITDA and Adjusted Hotel EBITDA: SVC calculates Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in its condensed consolidated statements of income (loss) in accordance with GAAP. Adjusted Hotel EBITDA excludes certain items SVC believes do not reflect the ongoing operating performance of SVC’s hotels. SVC believes that Hotel EBITDA and Adjusted Hotel EBITDA provide useful information to management and investors as a key measure of the profitability of its hotel operations.

Non-GAAP Financial Measures and Certain Definitions (Continued) 33 Other Definitions Annualized Minimum Rent: Generally, SVC's lease agreements with its net lease tenants require payment of minimum rent to SVC. Certain of these minimum rent payment amounts are secured by full or limited guarantees. Annualized minimum rent represents cash amounts and excludes adjustments, if any, necessary to record scheduled rent changes on a straight line basis or any expense reimbursements. Annualized minimum rent for TA excludes the impact of rents prepaid by TA. Adjusted Hotel EBITDA Margin: Adjusted Hotel EBITDA as a percentage of hotel operating revenues. Average Daily Rate: ADR represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at SVC's hotels and is a measure widely used in the hotel industry. Chain Scale: As characterized by STR Global Limited, a data benchmark and analytics provider for the lodging industry. Comparable Hotels Data: SVC presents RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. SVC defines comparable hotels as those that it owned on March 31, 2025 and were open and operating for the entirety of the periods being compared. For each of the three months ended March 31, 2025 and 2024, SVC's comparable results exclude one hotel that suspended operations during the periods presented. Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. Exit Hotels: Exit Hotels represent 118 hotels managed by Sonesta and one hotel managed by InterContinental Hotels Group, plc that SVC plans to sell. FF&E Reserves: FF&E Reserves, or FF&E Reserves from managed hotel operations, represent various percentages of total sales at certain of SVC's hotels that are escrowed as reserves for future renovations or refurbishments, or FF&E Reserve escrows. SVC owns all the FF&E Reserve escrows for its hotels. GAAP: GAAP is U.S. generally accepted accounting principals. General and Administrative Expense Paid in Common Shares: Amounts represent the equity compensation for SVC’s Trustees, officers and certain other officers and employees of RMR. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Investment: SVC defines hotel investment as historical cost of its properties plus capital improvements funded by it less impairment write-downs, if any, and excludes capital improvements made from FF&E Reserves funded from hotel operations that do not result in increases in owner’s priority return or rents. SVC defines net lease investment as historical cost of its properties plus capital improvements funded by SVC less impairment write-downs, if any.

Non-GAAP Financial Measures and Certain Definitions (Continued) 34 Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels and represents occupied properties as of the end of the period shown for net lease properties. Occupancy is an important measure of the utilization rate and demand of SVC's properties. Non-Cash Expenses: Non-cash expenses represent general and administrative expense paid in common shares and amortization of liabilities relating to SVC’s initial investment in Sonesta and its former investment in The RMR Group, Inc. Non-Cash Interest Expense: Non-cash interest expense represents amortization of debt issuance costs, discounts and premiums. Non-Cash Revenues: Non-cash revenues represent straight-line rent adjustments, lease value amortization, FF&E Reserves, including interest income earned, and the impact of rents prepaid by TA. Owner's Priority Return: Each of its management agreements or leases with hotel operators provides for payment to SVC of an annual owner’s priority return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees. In addition, certain of its hotel management agreements provide for payment to SVC of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed. Rent Coverage: SVC defines rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to SVC weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. Tenants with no minimum rent required under the lease are excluded. EBITDAR amounts used to determine rent coverage are generally for the latest twelve month period, based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by SVC. In instances where SVC does not have tenant financial information, it calculates an implied coverage ratio for the period based on other tenants with available financial statements operating the same brand or within the same industry. As a result, SVC believes using this implied coverage metric provides a more reasonable estimated representation of recent operating results and the financial condition for those tenants. Retained Hotels: Retained Hotels represents 59 hotels managed by Sonesta, 17 hotels managed by Hyatt Hotels Corporation, and seven hotels managed by Radisson Hospitality, Inc. that SVC will continue to own after the Exit Hotels are sold. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure revenue performance over comparable periods. SOFR: SOFR is the secured overnight financing rate. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation. Weighted Average Lease Term: Weighted average lease term represents the average lease term in years weighted on annualized minimum rent.

Investor Presentation 35 June 2025 | Nasdaq: SVC Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458 SVCREIT.COM